Virtus AllianzGI Convertible Fund, Virtus AllianzGI Core Plus Bond Fund,

Virtus AllianzGI Global Allocation Fund, Virtus AllianzGI Global Dynamic Allocation Fund,

Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund,

Virtus AllianzGI International Small-Cap Fund, Virtus AllianzGI Preferred Securities and Income Fund, Virtus AllianzGI Short Duration High Income Fund and Virtus AllianzGI Water Fund,

each a series of Virtus Strategy Trust

Supplement dated May 27, 2022, to the Summary Prospectuses of the funds listed above, and the Statutory Prospectus and Statement of Additional Information (“SAI”) of Virtus Strategy Trust,

each dated January 28, 2022, as supplemented

Important Notice to Investors

Effective June 10, 2022, the names of the following funds will be changed as shown in the table.

Current Fund Name	New Fund Name
Virtus AllianzGI Convertible Fund	Virtus Convertible Fund
Virtus AllianzGI Core Plus Bond Fund	Virtus Core Plus Bond Fund
Virtus AllianzGI Global Allocation Fund	Virtus Global Allocation Fund
Virtus AllianzGI Global Dynamic Allocation Fund	Virtus Global Dynamic Allocation Fund
Virtus AllianzGI Global Sustainability Fund	Virtus Global Sustainability Fund
Virtus AllianzGI High Yield Bond Fund	Virtus High Yield Bond Fund
Virtus AllianzGI International Small-Cap Fund	Virtus International Small-Cap Fund
Virtus AllianzGI Preferred Securities and Income Fund	Virtus Preferred Securities and Income Fund
Virtus AllianzGI Short Duration High Income Fund	Virtus Short Duration High Income Fund
Virtus AllianzGI Water Fund	Virtus Water Fund

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060/ Virtus AllianzGI Fund Name Changes (5/2022)